UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2005

GLOBAL INDUSTRIES, LTD.
    (Exact name of registrant as specified in its charters)

                           Louisiana                             2-56600                                   72-1212563
    (State or Other Jurisdiction of              (Commission File Number)          (I.R.S. Employer Identification No.)
     Incorporation or Organization)

8000 Global Drive                                                         70665
      P.O. Box 442, Sulphur, LA                                            70664-0442
(Address of Principal Executive Offices)                                   (Zip Code)

Registrant's Telephone Number, including Area Code:  (337) 583-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01        Other Events

October 28, 2005, Global Industries, Ltd. (the "Company") issued a press release announcing that as a result of Hurricane Rita the Company has delayed its third quarter earnings release and conference call as well as the anticipated filing date for its quarterly report on Form 10-Q for the quarter ended September 30, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated by reference into this Item 8.01.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                (a)            Financial statements of businesses acquired.
                                Not applicable.

                (b)            Pro forma financial information.
                                Not applicable.

                (c)            Exhibits.
                                99.1 Global Industries, Ltd. press release dated October 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.

Date:    November 2, 2005                   By: _ __________________________

       Name: Timothy W. Miciotto
                   Title: Senior Vice President/CFO

EXHIBIT INDEX

Exhibit
            Number                                   Exhibit Description

99.1                 Global Industries, Ltd. press release dated October 28, 2005.

                                                                                                      For Immediate Release
PRESS RELEASE                                                                       Contact: William Doré Jr.
                                                                                                      Tel: 281.529.7979

Hurricane Rita Delays Global Industries, Ltd. Third Quarter Earnings Release and Form 10-Q Filing

 Carlyss, Louisiana, (October 28, 2005) Global Industries, Ltd. (Nasdaq: GLBL) announced today that as a result of Hurricane Rita it has delayed its third quarter earnings release and conference call as well as the anticipated filing date for its quarterly report on Form 10-Q for the quarter ended September 30, 2005.

Although Hurricane Rita caused only minor damage to Global's productive assets and corporate headquarters in Carlyss, Louisiana, the catastrophic effects of the storm on Southwest Louisiana did temporarily disrupt the Company's access to the personnel, facilities and information technology resources needed to close its financial accounting books for the third quarter and prepare and review the related disclosures.  This delay was primarily caused by the temporary dislocation of Global's corporate accounting personnel and the lack of basic services in the Greater Lake Charles, Louisiana region during the weeks immediately following the landfall of the storm.  Mr. Doré, Chairman and Chief Executive Officer, said "Global's employees made extraordinary efforts to keep the Company's Gulf of Mexico offshore operations functioning during the immediate aftermath of the storm and to minimize the disruption to the Company's administrative activities even though many employees suffered serious damage to their homes from the storm."

The Company currently intends to issue its third quarter earnings release on Wednesday, November 16, 2005, hold a conference call on Thursday, November 17, 2005, and file its quarterly report on Form 10-Q by November 23, 2005.

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia Pacific, the Mediterranean, Middle East/India, South America, and Mexico's Bay of Campeche. The Company's shares are traded on The NASDAQ National Market under the symbol "GLBL."

This press release may contain forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are: industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.